Consolidated Statements of Comprehensive Income (USD $)	12 Months Ended
	Sep. 30, 2013	Sep. 30, 2012	Sep. 30, 2011
Consolidated Statements of Comprehensive Income
Net income	$ 9,404,602	$ 12,027,303	$ 17,103,813
Other comprehensive loss:
Unrealized losses on investment securities available for sale, gross	(75,578)	(86,327)	(81,780)
Tax benefit	26,452	30,215	28,622
Total other comprehensive loss, net of tax	(49,126)	(56,112)	(53,158)
Total comprehensive income	$ 9,355,476	$ 11,971,191	$ 17,050,655